Note 13 - Retirement and Pension Plans (Details) - Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income In Thousands, unless otherwise specified	12 Months Ended
	Mar. 31, 2014 USD ($)	Mar. 31, 2014 JPY (¥)	Mar. 31, 2013 JPY (¥)	Mar. 31, 2012 JPY (¥)
Other Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income [Abstract]
Net actuarial loss (gain)	$ (619)	¥ (63,775)	¥ 92,808	¥ 39,083
Amortization of transition obligation in net periodic pension cost	(4)	(369)	(369)	(369)
Other				12,632
Amounts recognized in other comprehensive income (loss)	(623)	(64,144)	92,439	51,346
Total net periodic pension cost and amounts recognized in other comprehensive income	$ 4,621	¥ 475,924	¥ 589,145	¥ 527,915